EXECUTION COPY


                                  FIRST AMENDMENT


          FIRST AMENDMENT, dated as of August 3, 2000 (this "Amendment"), to the Credit Agreement, dated as of July 21, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BorgWarner Inc., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Chase Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint book managers (each in such capacity, a "Co-Arranger"), Bank of America, N.A., as syndication agent (in such capacity, the "Syndication Agent") and Bank One, NA, as documentation agent (in such capacity, the "Documentation Agent").


                                W I T N E S S E T H:


     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

     WHEREAS, the Borrower has requested, and the Administrative Agent and the Required Lenders have agreed to certain modifications as set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.

     2. Amendment to Section 6.02(i) of the Credit Agreement. Section 6.02(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "(i) Guarantees permitted by Section 6.05."

     3.   Amendment to Section 6.08 of the Credit Agreement.  Clause (iii) of
Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "(iii) the foregoing shall not apply to restrictions and conditions in the agreement identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition after such agreement is entered into),"

     4. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent and the Required Lenders.

     5. Representations and Warranties. The Borrower hereby represents and warrants that each of the representations and warranties made by it in or pursuant to the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (unless such representations and warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

     6. Continuing Effect of Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     7. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                         BORGWARNER INC.,

                         by
                         Name:
                         Title:


                         THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                         by
                         Name:
                         Title:

                         BANK OF AMERICA, N.A., individually and as Syndication Agent.

                         by
                         Name:
                         Title:

                         BANK ONE, NA (MAIN OFFICE CHICAGO), individually and as Documentation Agent by
                         Name:
                         Title:

                         CITIBANK, N.A.

                         By:
                         Name:
                         Title:

                         CREDIT LYONNAIS CHICAGO BRANCH

                         by
                         Name:
                         Title:

                         DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH

                         by
                         Name:
                         Title:

                         by
                         Name:
                         Title:

                         FIRST UNION NATIONAL BANK

                         by
                         Name:
                         Title:

                         THE FUJI BANK LIMITED

                         by
                         Name:
                         Title:

                         THE INDUSTRIAL BANK OF JAPAN LIMITED, CHICAGO BRANCH

                         by
                         Name:
                         Title:

                         THE SUMITOMO BANK, LIMITED

                         by
                         Name:
                         Title:

                         WACHOVIA BANK, N.A.

                         by
                         Name:
                         Title:

                         BANCA DI ROMA, CHICAGO BRANCH

                         by
                         Name:
                         Title:

                         by
                         Name:
                         Title:

                         THE BANK OF NEW YORK

                         by
                         Name:
                         Title:

                         THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

                         By
                         Name:
                         Title:

                         BARCLAYS BANK PLC

                         by
                         Name:
                         Title:


                         MELLON BANK, N.A.

                         by
                         Name:
                         Title:

                         THE NORTHERN TRUST COMPANY

                         by
                         Name:
                         Title:

                         SANPAOLO IMI S.P.A.

                         by
                         Name:
                         Title:

                         by
                         Name:
                         Title:

                         CREDIT SUISSE FIRST BOSTON

                         by
                         Name:
                         Title:

                         by
                         Name:
                         Title:

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                         by
                         Name:
                         Title:

                         by
                         Name:
                         Title: